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                                                            Exhibit 99(a)

EXHIBIT A - LETTER FROM ARTHUR ANDERSEN LLP STATING AGREEMENT
            WITH DISCLOSURE


June 23, 1998




Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

     We have read Item 4 included in the Form 8-K dated June 24, 1998 of Horizon Bancorp to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


Arthur Andersen LLP

cc:  Mr. Thomas McCormick, President, Horizon Bancorp